                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-3

                                                                                                 Distribution Date:       1/16/2001

Section 5.2 - Supplement                                         Class A          Class B        Collateral           Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              2,336,250.00      136,149.60       230,205.71        2,702,605.31
       Deficiency Amounts                                                0.00            0.00                                 0.00
       Additional Interest                                               0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)  Collections of Principal Receivables                     62,445,976.78    3,548,041.63     4,967,318.84       70,961,337.24

(iv)   Collections of Finance Charge Receivables                 7,270,613.64      413,100.11       578,347.20        8,262,060.95

(v)    Aggregate Amount of Principal Receivables                                                                 20,811,459,239.69

                                               Investor Inte   450,000,000.00   25,568,000.00    35,795,636.36      511,363,636.36
                                               Adjusted Inte   450,000,000.00   25,568,000.00    35,795,636.36      511,363,636.36

                                                  Series
       Floating Investor Percentage                    2.46%           88.00%           5.00%            7.00%             100.00%
       Fixed Investor Percentage                       2.46%           88.00%           5.00%            7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.35%
               30 to 59 days                                                                                                 1.39%
               60 to 89 days                                                                                                 1.10%
               90 or more days                                                                                               2.17%
                                                                                                                -------------------
                                               Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                   2,535,531.10      144,063.24       201,691.00        2,881,285.34

(viii) Investor Charge-Offs                                              0.00            0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00             0.00

(x)    Servicing Fee                                               375,000.00       21,306.67        29,829.70          426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.63%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)            450,000,000.00   25,568,000.00    35,795,636.36      511,363,636.36

(xiv)  LIBOR                                                                                                              6.71000%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                           6,895,613.64      391,793.44       548,517.51        7,835,924.59

(xxii) Certificate Rate                                              6.23000%        6.39000%         7.23500%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4


                                                                                                     Distribution Date:   1/16/2001

Section 5.2 - Supplement                                          Class A         Class B            Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00             0.00            0.00                0.00

(ii)   Monthly Interest Distributed                                       0.00             0.00      213,470.68          213,470.68
       Deficiency Amounts                                                 0.00             0.00                                0.00
       Additional Interest                                                0.00             0.00                                0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                      41,630,651.18     2,973,538.65    4,956,109.20       49,560,299.03

(iv)   Collections of Finance Charge Receivables                  4,847,075.76       346,210.46      577,042.06        5,770,328.29

(v)    Aggregate Amount of Principal Receivables                                                                  20,811,459,239.69

                                             Investor Interes   300,000,000.00    21,428,000.00   35,714,857.14      357,142,857.14
                                             Adjusted Interes   300,000,000.00    21,428,000.00   35,714,857.14      357,142,857.14

                                                   Series
       Floating Investor Percentage                    1.72%            84.00%            6.00%          10.00%             100.00%
       Fixed Investor Percentage                       1.72%            84.00%            6.00%          10.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.35%
               30 to 59 days                                                                                                  1.39%
               60 to 89 days                                                                                                  1.10%
               90 or more days                                                                                                2.17%
                                                                                                                 -------------------
                                             Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                    1,690,354.06       120,736.36      201,235.85        2,012,326.27

(viii) Investor Charge-Offs                                               0.00             0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00             0.00            0.00

(x)    Servicing Fee                                                250,000.00        17,856.67       29,762.38          297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.66%

(xii)  Reallocated Monthly Principal                                                       0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)             300,000,000.00    21,428,000.00   35,714,857.14      357,142,857.14

(xiv)  LIBOR                                                                                                               6.75000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                           1,679,583.33       122,038.41                        1,801,621.75

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                        8,898.21

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            4,605,380.77       328,947.00      547,279.68        5,481,607.45

(xxii) Certificate Rate                                               6.95000%         7.07000%        7.17250%

------------------------------------------------------------------------------------------------------------------------------------

       By:
               ---------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                                                                          Distribution Date:            1/16/2001

Section 5.2 - Supplement                                   Class A        Class B         Collateral                Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                    700,000,000.00           0.00   31,818,909.09            731,818,909.09

(ii)   Monthly Interest Distributed                       3,237,500.00     189,248.43      351,913.69              3,778,662.12
       Deficiency Amounts                                         0.00           0.00                                      0.00
       Additional Interest                                        0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                               0.00                      0.00

(iii)  Collections of Principal Receivables              97,138,186.10   5,519,114.20    7,727,002.09            110,384,302.38

(iv)   Collections of Finance Charge Receivables         11,309,843.44     642,592.99      899,658.39             12,852,094.82

(v)    Aggregate Amount of Principal Receivables                                                              20,811,459,239.69

                                      Investor Interest 700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45
                                      Adjusted Interest 700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45

                                             Series
       Floating Investor Percentage            3.82%            88.00%          5.00%           7.00%                   100.00%
       Fixed Investor Percentage               3.82%            88.00%          5.00%           7.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.35%
               30 to 59 days                                                                                              1.39%
               60 to 89 days                                                                                              1.10%
               90 or more days                                                                                            2.17%
                                                                                                          --------------------
                                      Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                            3,944,159.48     224,095.87      313,744.06              4,481,999.41

(viii) Investor Charge-Offs                                       0.00           0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00           0.00            0.00

(x)    Servicing Fee                                        583,333.33      33,143.33       46,402.12                662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  12.65%

(xii)  Reallocated Monthly Principal                                             0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)               0.00  39,772,000.00   23,863,636.36             63,635,636.36

(xiv)  LIBOR                                                                                                           6.71000%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment Proceeds                                                                               0.00

(xx)   Principal Investment Funding Shortfall                                                                              0.00

(xxi)  Available Funds                                   10,744,502.31     609,449.66      853,256.27             12,207,208.23

(xxii) Certificate Rate                                       5.55000%       5.71000%        7.11000%

--------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                           Distribution Date:         1/16/2001

Section 5.2 - Supplement                                     Class A         Class B       Collateral                 Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00            0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                         2,740,833.33      160,416.67      290,111.11             3,191,361.11
       Deficiency Amounts                                           0.00            0.00                                     0.00
       Additional Interest                                          0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)  Collections of Principal Receivables                76,322,860.50    4,336,526.16    6,071,136.63            86,730,523.30

(iv)   Collections of Finance Charge Receivables            8,886,305.56      504,903.73      706,865.22            10,098,074.50

(v)    Aggregate Amount of Principal Receivables                                                                20,811,459,239.69

                                       Investor Interest  550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00
                                       Adjusted Interest  550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

                                               Series
       Floating Investor Percentage                3.00%          88.00%           5.00%           7.00%                  100.00%
       Fixed Investor Percentage                   3.00%          88.00%           5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.35%
               30 to 59 days                                                                                                1.39%
               60 to 89 days                                                                                                1.10%
               90 or more days                                                                                              2.17%
                                                                                                                ------------------
                                       Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                              3,098,982.45      176,078.55      246,509.97             3,521,570.97

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)    Servicing Fee                                          458,333.33       26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      12.63%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                             6.71000%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                      8,427,972.23      478,862.06      670,406.88             9,577,241.17

(xxii) Certificate Rate                                         5.98000%        6.16000%        7.46000%

----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                Distribution Date:        1/16/2001

Section 5.2 - Supplement                                          Class A         Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                              2,434,132.89      141,813.47      217,317.70          2,793,264.06
       Deficiency Amounts                                                0.00            0.00                                  0.00
       Additional Interest                                               0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                     57,170,401.89    3,248,300.94    4,547,793.51         64,966,496.35

(iv)   Collections of Finance Charge Receivables                 6,656,376.04      378,201.16      529,501.68          7,564,078.89

(v)    Aggregate Amount of Principal Receivables                                                                  20,811,459,239.69

                                           Investor Interest   411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86
                                           Adjusted Interest   411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

                                                     Series
       Floating Investor Percentage                     2.25%          88.00%           5.00%           7.00%               100.00%
       Fixed Investor Percentage                        2.25%          88.00%           5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.35%
               30 to 59 days                                                                                                  1.39%
               60 to 89 days                                                                                                  1.10%
               90 or more days                                                                                                2.17%
                                                                                                                --------------------
                                           Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                   2,321,323.79      131,892.69      184,656.76          2,637,873.25

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Servicing Fee                                               343,319.17       19,506.67       27,310.37            390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.63%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)            411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

(xiv)  LIBOR                                                                                                               6.71000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           6,313,056.88      358,694.50      502,191.31          7,173,942.69

(xxii) Certificate Rate                                              7.09000%        7.27000%        7.46000%

------------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4


                                                                                                Distribution Date:     1/16/2001

Section 5.2 - Supplement                                         Class A          Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                              8,512,000.00      732,143.96      978,004.35        10,222,148.31
       Deficiency Amounts                                                0.00            0.00                                 0.00
       Additional Interest                                               0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)  Collections of Principal Receivables                    194,276,372.19   16,189,605.17   20,815,418.11       231,281,395.47

(iv)   Collections of Finance Charge Receivables                22,619,686.88    1,884,963.14    2,423,548.65        26,928,198.67

(v)    Aggregate Amount of Principal Receivables                                                                 20,811,459,239.69

                                         Investor Interest   1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67
                                         Adjusted Interest   1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

                                                   Series
       Floating Investor Percentage                   8.01%            84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                      8.01%            84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.35%
               30 to 59 days                                                                                                 1.39%
               60 to 89 days                                                                                                 1.10%
               90 or more days                                                                                               2.17%
                                                                                                                -------------------
                                         Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                   7,888,318.97      657,356.16      845,180.79         9,390,855.91

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Servicing Fee                                             1,166,666.67       97,221.67      125,000.56         1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.63%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)          1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

(xiv)  LIBOR                                                                                                              6.71000%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                          21,453,020.21    1,787,741.47    2,298,548.10        25,539,309.78

(xxii) Certificate Rate                                              6.84000%        7.06000%        7.33500%

-----------------------------------------------------------------------------------------------------------------------------------


       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President